                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
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| |  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                              I/O MAGIC CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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

                              I/OMAGIC CORPORATION
                                    4 MARCONI
                                IRVINE, CA 92618

                                November 16, 2007

Dear Fellow Stockholders:

     You are cordially invited to attend the 2007 Annual Meeting of stockholders of I/OMagic Corporation that will be held at 10:00 a.m., local time, on December 21, 2007 at I/OMagic's corporate offices at 4 Marconi, Irvine, California 92618. All stockholders of record at the close of business on November 2, 2007 are entitled to vote at the Annual Meeting. The formal meeting notice and proxy statement are attached.

     At this year's Annual Meeting, stockholders will be asked to elect four directors and ratify the appointment of Swenson Advisors LLP to serve as our independent registered public accounting firm for the year ending December 31, 2007. In addition, stockholders will transact any other business that may properly come before the meeting. A report on the business operations of I/OMagic will also be presented at the meeting and stockholders will have an opportunity to ask questions.

     We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting. We urge you to vote promptly by mailing a completed proxy card in the enclosed postage-paid envelope or by voting electronically over the Internet or by telephone. If your shares are held in the name of a brokerage firm or bank, you will receive a voting instruction form in lieu of a proxy card and may also be eligible to vote electronically. Timely voting by any of these methods will ensure your representation at the Annual Meeting.

     We look forward to seeing you on December 21st.

                                          Sincerely,


                                          /s/ Tony Shahbaz

                                          Tony Shahbaz,
                                          Chairman, President,
                                          Chief Executive Officer and Secretary

                              I/OMAGIC CORPORATION
                NOTICE OF THE 2007 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 21, 2007

                           --------------------------

     NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of stockholders of I/OMagic Corporation, a Nevada corporation, will be held at 10:00 a.m., local time, on December 21, 2007 at I/OMagic's corporate offices at 4 Marconi, Irvine, California 92618, for the following purposes as more fully described in the proxy statement accompanying this notice:

     1. To elect four directors to serve on our Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. The nominees for election are Tony Shahbaz, Steel Su, Daniel Yao and Dr. William Ting.

     2. To ratify the appointment of Swenson Advisors LLP as our independent registered public accounting firm for the year ending December 31, 2007; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

     All stockholders of record at the close of business on November 2, 2007 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

     We cordially invite all stockholders to attend the Annual Meeting in person. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card or by voting electronically over the Internet or by telephone. If your shares are held in "street name," that is, your shares are held in the name of a brokerage firm, bank or other nominee, in lieu of a proxy card you should receive from that institution an instruction form for voting by mail, and you may also be eligible to vote your shares electronically. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card or voting instruction form to ensure that all of your shares are voted.

     FOR ADMISSION TO THE ANNUAL MEETING, EACH STOCKHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH AS A DRIVER'S LICENSE OR PASSPORT, AND PROOF OF OWNERSHIP OF OUR CAPITAL STOCK AS OF THE RECORD DATE, SUCH AS THE ENCLOSED PROXY CARD OR A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP.

                                     By Order of the Board of Directors

                                     /s/ Tony Shahbaz

                                     Tony Shahbaz,
                                     Chairman, President,
                                     Chief Executive Officer, and Secretary

Irvine, California
November 16, 2007
                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Returning a signed proxy card will help us secure a quorum and avoid the expense of additional proxy solicitation. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached proxy statement.

                              I/OMAGIC CORPORATION

                                 PROXY STATEMENT
                   FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 21, 2007

                           --------------------------

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

Voting and Proxy..............................................................1

Proposal One Election of Directors............................................2

Information About Our Board of Directors, Board Committees and Related
  Matters......................................................................3

Proposal Two Ratification of Appointment of Independent Registered
  Public Accounting Firm.....................................................10

Other Matters................................................................10

Audit Matters................................................................11

Security Ownership of Certain Beneficial Owners and Management...............15

Section 16(a) Beneficial Ownership Reporting Compliance......................16

Equity Compensation Plan Information.........................................16

Executive Compensation and Related Information...............................17
         Executive Officers..................................................17
         Compensation Discussion and Analysis................................17
         Compensation Committee Report.......................................20
         Summary Compensation Table..........................................21
         Grants of Plan-Based Awards.........................................22
         Outstanding Equity Awards at Fiscal Year-End........................23
         Option Exercises and Stock Vested...................................23
         Potential Payments upon Termination or Change in Control............23
         Calculation of Potential Payments upon Termination or Change in Control........................................................23
         Compensation Committee Interlocks and Insider Participation.........24

Certain Relationships and Related Transactions...............................24

Other Information............................................................27


                                   APPENDICES

Appendix A - Audit Committee Charter........................................A-1
Appendix B - Compensation Committee Charter.................................B-1
Appendix C - Nominating Committee Charter...................................C-1

                              I/OMAGIC CORPORATION

                                 PROXY STATEMENT
                   FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 21, 2007

                           --------------------------

                                VOTING AND PROXY

     This Proxy Statement is being furnished in connection with the solicitation of proxies by our board of directors ("Board") for use at the 2007 Annual Meeting of stockholders to be held at 10:00 a.m., local time, on December 21, 2007 at I/OMagic's corporate offices at 4 Marconi, Irvine, California 92618, and at any adjournment(s) or postponement(s) of the Annual Meeting.

     Our Annual Report on Form 10-K for the year ended December 31, 2006 is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication through which any solicitation of proxies is made. A proxy card is enclosed for your use. The shares represented by each properly executed unrevoked proxy card will be voted as directed by the stockholder with respect to the matters described in the proxy card. If no direction is made, the shares represented by each properly executed proxy card will be voted "for" each of the proposals listed on the proxy card. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to our corporate Secretary, by issuance of a subsequent proxy or by voting in person at the Annual Meeting. Any stockholder present at the meeting who has given a proxy may withdraw it and vote his, her or its shares in person if he, she or it so desires. However, a stockholder who holds shares through a broker or other nominee must bring a legal proxy to the meeting if that stockholder desires to vote at the meeting.

     At the close of business on November 2, 2007, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, we had issued and outstanding 4,540,292 shares of common stock held by 70 holders of record. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting or at any adjournment(s) or postponement(s) of the meeting.

     Each share of our common stock issued and outstanding on the record date entitles the holder of that share to one vote at the Annual Meeting for all matters to be voted on at the meeting. The holders of a majority of the voting power of our issued and outstanding capital stock and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for purposes of voting on the proposals. Votes cast at the Annual Meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the meeting. Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

     An "abstention" is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

     We will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are discussed below more fully.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     Our bylaws provide for six directors. Four directors are to be elected at the Annual Meeting. As a result, we will have two vacancies on the board of directors. Directors are elected annually and hold office until the next annual meeting of stockholders and/or until their respective successors are duly elected and qualified. It is intended that the proxies solicited by our Board will be voted "for" election of the following four nominees unless a contrary instruction is made on the proxy: Tony Shahbaz, Steel Su, Daniel Yao and Dr. William Ting. If, for any reason, one or more of the nominees is unavailable as a candidate for director, an event that is not anticipated, the person named in the proxy will vote for another candidate or candidates nominated by our Nominating Committee. However, under no circumstances may a proxy be voted in favor of a greater number of persons than the number of nominees named above. All of the nominees for director are, at present, directors of I/OMagic and have been nominated by our Nominating Committee and ratified by our full Board.

REQUIRED VOTE OF STOCKHOLDERS

     The four nominees receiving the highest number of affirmative votes of the outstanding shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote, will be elected as directors to serve until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. Votes against a candidate, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE FOUR DIRECTOR NOMINEES LISTED ABOVE.

                    INFORMATION ABOUT OUR BOARD OF DIRECTORS,
                      BOARD COMMITTEES AND RELATED MATTERS

DIRECTORS AND DIRECTOR NOMINEES

     The following table sets forth certain information regarding our current directors and director nominees as of November 7, 2007:

NAME                   AGE   POSITIONS HELD
---------------------  ---   ---------------------------------------------------
Tony Shahbaz            45   Chairman of the Board, President, Chief Executive
                             Officer, Secretary, Director and Director Nominee
Thomas L. Gruber        62   Chief Financial Officer and Chief Operating Officer
Steel Su                55   Director and Director Nominee
Daniel Yao(1)           51   Director and Director Nominee
Dr. William Ting (1)    59   Director and Director Nominee

------------
(1)  Member of the Audit, Compensation and Nominating Committees.

     Following is a brief description of the business experience and educational background of each of the nominees for director, including the capacities in which he has served during the past five years:

     TONY SHAHBAZ is a founder of I/OMagic and has served as our Chairman of the Board, President, Chief Executive Officer, Secretary and as a director since September 1993, and as our Chief Financial Officer from September 1993 to October 2002. Prior to founding I/OMagic, Mr. Shahbaz was employed by Western Digital Corporation from September 1986 to March 1993. During his tenure at Western Digital Corporation, Mr. Shahbaz held several positions including Vice President of Worldwide Sales for its Western Digital Paradise division, and Regional Director of Asia Pacific Sales and Marketing Operations.

     STEEL SU has served as a director of I/OMagic since September 2000 and is a founder of Behavior Tech Computer Corp., one of our principal subcontract manufacturers and stockholders and has served as its Chairman since 1980. Mr. Su has served and continues to serve as a director or chairman of the following affiliates of Behavior Tech Computer Corp.: Behavior Design Corporation (chairman), Behavior Tech Computer (USA) Corp. (chairman), Behavior Tech Computer Affiliates, N.V. (chairman) and BTC Korea Co., Ltd. (director). Mr Su has served as chairman of Gennet Technology Corp., Emprex Technologies Corp, Maritek Inc. and MaxD Technology Inc. since 1992, 1998, 1999 and 2000, respectively. Mr. Su has also served as a director of Aurora Systems Corp. and Wearnes Peripherals International (PTE) Limited since 1998 and 2000, respectively. Mr. Su received a B.S. degree in Electronic Engineering from Ching Yuan Christian University, Taiwan in 1974 and an M.B.A. degree from National Taiwan University in 2001.

     DANIEL YAO has served as a director of I/OMagic since February 2001 and has been a Chief Strategy Officer for Ritek Corporation, an affiliate of Citrine Group Limited, one of our stockholders, since July 2000. Prior to joining Ritek, Mr. Yao served as the Senior Investment Consultant for Core Pacific Securities Capital from July 1998 to July 2000. Prior to that, Mr. Yao was an Executive Vice President for ABN Amro Bank in Taiwan from July 1996 to July 1998. Mr. Yao received a B.A. degree in Business Management from National Taiwan University in 1978 and an M.B.A. degree from the University of Rochester in New York in 1984.

     DR. WILLIAM TING has served as a director of I/OMagic since December 2005. Dr. Ting is currently Chairman of the Global Advisory Committee for Redwood Securities. Prior to that, Dr. Ting was founder, Chairman and CEO of US-Sino Gateway from 2002 to 2005. Prior to that, Dr. Ting was CEO of Adminisoft in 2001, President and CEO of DataQuad in 2000, President and CEO of BMDP Statistical Software from 1991 to 1992, and Corporate Director of Financial Planning and Corporate Vice President of Information Technology of Geneva Companies from 1989 to 1991. Dr. Ting served as Director of Strategic Planning at Northrop EMD from 1986 to 1989. Dr. Ting served as Manager of Market Research, Manager of International Offset and Director of Planning at General Dynamics units from 1982 To 1986. Dr. Ting was an assistant professor of political science at the University of Michigan from 1978 to 1982. Dr. Ting received a B.A. degree in Political Science from Illinois State University in 1970, an M.A. in Political Science from Illinois State University in 1972 and a Ph.D. in Political Science from the University of Washington in 1976.

CORPORATE GOVERNANCE

     Our Board believes that good corporate governance is paramount to ensure that I/OMagic is managed for the long-term benefit of our stockholders. Our Board has adopted corporate governance guidelines that guide its actions with respect to, among other things, the composition of the Board and its decision making processes, Board meetings and involvement of management, the Board's standing committees and procedures for appointing members of the committees, and its performance evaluation for our Chief Executive Officer.

     Our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees and an additional Code of Business Ethics that applies to our Chief Executive Officer and senior financial officers. The Codes of Ethics, as applied to our principal executive officer, principal financial officer and principal accounting officer constitutes our "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provisions of these codes that relate to one or more of the items set forth in Item 406(b) of Regulation S-K, by describing on our Internet website, located at http://www.iomagic.com, within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted. Information on our Internet website is not, and shall not be deemed to be, a part of this report or incorporated into any other filings we make with the Securities and Exchange Commission.

     Our directors are elected annually and hold office until the next annual meeting of stockholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal.

DIRECTOR INDEPENDENCE

     Our corporate governance guidelines provide that a majority of the Board and all members of the Audit, Compensation and Nominating Committees of the Board will be independent. On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire that requires disclosure of any transactions with I/OMagic in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Following completion of these questionnaires, the Board, with the assistance of the Nominating Committee, makes an annual determination as to the independence of each director using the current standards for "independence" established by the Securities and Exchange Commission and NASDAQ, additional criteria set forth in our corporate governance guidelines and consideration of any other material relationship a director may have with I/OMagic.

     In 2007, the Board determined that all of its directors and nominees for election at the Annual Meeting are independent under these standards, except for
(i) Mr. Shahbaz, who serves full-time as our President and Chief Executive Officer, and (ii) Mr. Su, who is a founder of Behavior Tech Computer Corp., one of our principal subcontract manufacturers. See "Certain Relationships and Related Transactions" below.

STOCKHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

     Our board of directors has established a process to receive communications from security holders. Security holders and other interested parties may contact any member (or all members) of the board of directors, or the independent directors as a group, any committee of the board of directors or any chair of any such committee, by mail. To communicate with the board of directors, any individual director or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent "c/o Secretary" at 4 Marconi, Irvine, California 92618.

     All communications received as set forth in the preceding paragraph will be opened by the Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the board of directors will be forwarded promptly to the addressee. In the case of communications to the board of directors or any group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

BOARD OF DIRECTORS, COMMITTEES AND MEETINGS

     Our business, property and affairs are managed under the direction of our board of directors. Directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our board of directors and its committees. Our bylaws provide that our board of directors shall consist of at least six directors.

     During 2006, our board of directors held five meetings. During 2006, each incumbent director attended at least 75% of the aggregate of the total number of meetings of the board of directors for which he was a director and the total number of meetings held by all committees of the board on which he served during the periods that he served. Members of our Board and its committees also consulted informally with management from time to time and acted at various times by written consent without a meeting during 2006.

     It is our policy to invite and encourage our directors to attend our annual meetings. We did not hold a 2006 annual meeting. At the date of our 2005 annual meeting, we had four members on our Board, one of whom, namely, Mr. Shahbaz, was in attendance at our 2005 annual meeting.

     Our Board has established standing Audit, Compensation and Nominating Committees. Each committee has a written charter that is reviewed and revised as appropriate.

   AUDIT COMMITTEE

     Our Audit Committee selects our independent registered public accounting firm, reviews the results and scope of the audit and other services provided by our independent registered public accounting firm and reviews our financial statements for each interim period and for our year end. This committee consists of Mr. Yao and Dr. Ting. The Audit Committee held six meetings during 2006. Our board of directors has determined that Mr. Yao and Dr. Ting are Audit Committee financial experts. Our board of directors has also determined that Mr. Yao and Dr. Ting are "independent" as defined in NASD Marketplace Rule 4200(a)(15). The Audit Committee operates pursuant to a charter approved by our board of directors and the Audit Committee, according to the rules and regulations of the Securities and Exchange Commission, and a copy of which is attached hereto as Appendix A.

   COMPENSATION COMMITTEE

     Our Compensation Committee consists of Mr. Yao and Dr. Ting. The Compensation Committee held one meeting during 2006. The Compensation Committee operates pursuant to a charter approved by our board of directors and the Compensation Committee, a copy of which is attached hereto as Appendix B.

     Our Compensation Committee is responsible for establishing and administering our overall policies on compensation and the compensation to be provided to our executive officers, including, among other things, annual salaries and bonuses, stock options, stock grants, other stock-based awards, and other incentive compensation arrangements. In addition, the Compensation Committee reviews the philosophy and policies behind the salary, bonus and stock compensation arrangements for all other employees. Although our Compensation Committee makes all compensation decisions as to our executive officers, our Chief Executive Officer makes recommendations to our Compensation Committee regarding compensation for the other named executive officers. Our Compensation Committee has the authority to administer our stock option plans with respect to grants to executive officers and directors, and also has authority to make equity awards under those plans to all other eligible individuals. However, our Board may retain, reassume or exercise from time to time the power to administer our stock option plans. Equity awards made to members of the Compensation Committee must be authorized and approved by a disinterested majority of our Board.

     The Compensation Committee evaluates both performance and compensation to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive so that we can attract and retain superior employees in key positions. The Compensation Committee believes that compensation packages offered to our executives, including the named executive officers, should include both cash and equity-based compensation that reward performance as measured against established goals. The Compensation Committee has the authority to retain consultants and other advisors. In making compensation decisions, our Compensation Committee compares each element of total compensation against market data and other factors it deems relevant. The Compensation Committee generally expects to set total compensation for the named executive officers at the median of compensation paid to similarly situated executives of comparable companies.

     Additional information concerning the compensation policies and objectives established by the Compensation Committee is included under the heading "Executive Compensation and Related Information -- Compensation Discussion and Analysis" below. The Compensation Committee Report for 2006 can be found on page 20 of this proxy statement.

   NOMINATING COMMITTEE

     Our Nominating Committee selects nominees for the board of directors. The Nominating Committee consists of Mr. Yao and Dr. Ting. The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by stockholders. Stockholders that desire to recommend candidates for evaluation may do so by contacting I/OMagic in writing, identifying the potential candidate and providing background information. Candidates may also come to the attention of the Nominating Committee through current board members, professional search firms and other persons. In evaluating potential candidates, the Nominating Committee will take into account a number of factors, including, among others, the following:

     o    independence from management;

     o    relevant business experience and industry knowledge;

     o    judgment, skill, integrity and reputation;

     o    existing commitments to other businesses;

     o    corporate governance background;

     o financial and accounting background, to enable the Nominating Committee to determine whether the candidate would be suitable for Audit Committee membership; and

     o    the size and composition of the board.

     The Nominating Committee held no meetings during 2006. The Nominating Committee operates pursuant to a charter approved by our board of directors and the Nominating Committee, a copy of which is attached hereto as Appendix C.

COMPENSATION OF DIRECTORS

     Other than Dr. William Ting, our directors do not receive any cash compensation for their services as members of our board of directors; however, each director is entitled to reimbursement of his reasonable expenses incurred in attending meetings of our board of directors. Dr. Ting receives $1,500 per meeting for his attendance at meetings of our board of directors and its committees. We do not have a predetermined or automatic annual or other periodic program for grants of equity compensation to our directors. Equity compensation is granted as and when determined appropriate by our Compensation Committee or our full board.

COMPENSATION OF EMPLOYEE DIRECTOR

     Mr. Shahbaz was compensated as a full-time employee and officer but received no additional compensation for service as a board member during 2006. Information regarding the compensation awarded to Mr. Shahbaz is included in the "Summary Compensation Table" below.

DIRECTOR COMPENSATION TABLE

     The following table summarizes the compensation of our directors for the year ended December 31, 2006:

                     FEES EARNED
                       OR PAID       OPTION     ALL OTHER
                       IN CASH       AWARDS    COMPENSATION    TOTAL
NAME                     ($)         ($)(1)       ($)(2)        ($)
-------------------   ----------   ----------   ----------   ----------
Steel Su(3)           $       --   $    7,959   $       --   $    7,959
Daniel Yao(4)                 --        9,309           --        9,309
Dr. William Ting(5)       10,500           --        3,550       14,050

-------------
(1) The amounts shown are the compensation costs recognized in our financial statements for 2006 related to grants of stock options to each director in previous years, to the extent we recognized compensation cost in 2006 for such awards in accordance with the provisions of SFAS No. 123R.
(2) The value of perquisites and other personal benefits was less than $10,000 in aggregate for each director. However, we paid Dr. Ting an aggregate of $3,550 for his time spent with our management on strategic financial and product review and analysis.
(3) At December 31, 2006, Mr. Su held options to purchase an aggregate of 28,000 shares of our common stock.
(4) At December 31, 2006, Mr. Yao held options to purchase an aggregate of 33,000 shares of our common stock.
(5) At December 31, 2006, Mr. Ting held no options to purchase shares of our common stock.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Our amended and restated articles of incorporation, or Articles, and our amended and restated bylaws, or Bylaws, provide that we shall, to the fullest extent permitted by Section 78.751 of the Nevada Revised Statutes, indemnify all persons that we have power to indemnify against all expenses, liabilities or other matters covered by Section 78.751. This indemnification is not exclusive of any other indemnification rights to which those persons may be entitled and must cover action both in an official capacity and in another capacity while holding office. Indemnification continues as to a person who has ceased to be a director, officer, employee or agent and extends to the benefit of the heirs, executors and administrators of that person. Section 78.751 provides that the expenses of our officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by us as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to indemnification.

     Our Articles also provide that a director of I/OMagic shall not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent exemption from limitation or liability is not permitted under the Nevada Revised Statutes. Any amendment, modification or repeal of this provision by our stockholders would not adversely affect any right or protection of a director of I/OMagic in respect of any act or omission occurring prior to the time of the amendment, modification or repeal. Our Articles do not, however, eliminate or limit a director's liability for any act or omission involving intentional misconduct, fraud or a knowing violation of law, or the payment of unlawful distributions to stockholders. Furthermore, they do not limit liability for claims against a director arising out of the director's responsibilities under the federal securities laws or any other law. However, we have purchased directors and officers liability insurance to protect our directors and executive officers against liability under circumstances specified in the policy.

     Section 2115 of the California General Corporation Law, or the California Code, provides that corporations such as I/OMagic that are incorporated in jurisdictions other than California and that meet various tests are subject to several provisions of the California Code, to the exclusion of the law of the jurisdiction in which the corporation is incorporated. We believe that as of December 31, 2006, we met the tests contained in Section 2115. Consequently, we are subject to, among other provisions of the California Code, Section 317 which governs indemnification of directors, officers and others. Section 317 generally eliminates the personal liability of a director for monetary damages in an action brought by or in the right of I/OMagic for breach of a director's duties to I/OMagic or our stockholders except for liability:

     o for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law;

     o for acts or omissions that a director believes to be contrary to the best interests of I/OMagic or our stockholders or that involve the absence of good faith on the part of the director;

     o for any transaction from which a director derived an improper personal benefit;

     o for acts or omissions that show a reckless disregard for the director's duty to I/OMagic or our stockholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to I/OMagic or our stockholders;

     o for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to I/OMagic or our stockholders; and

     o for engaging in transactions described in the California Code or California case law which result in liability, or approving the same kinds of transactions.

     We may enter into separate indemnification agreements with each of our directors and executive officers that provide the maximum indemnity allowed to directors and executive officers by applicable law and which allow for certain procedural protections. We also maintain directors and officers insurance to insure such persons against certain liabilities.

     These indemnification provisions and the indemnification agreements that may be entered into between us and our directors and executive officers may be sufficiently broad to permit indemnification of our directors and executive officers for liabilities (including reimbursement of expenses incurred) arising under the Securities Act.

     To the extent indemnification for liabilities arising under the Securities Act may be extended to directors, officers and controlling persons of I/OMagic under the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities is asserted by any director, officer or controlling person in connection with the securities being registered (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether the proposed indemnification by it is against public policy as expressed in the Securities Act and will be governed by the court's final adjudication of the issue.

     The inclusion of the above provisions in our Articles and Bylaws and in our indemnification agreements with our officers and directors may have the effect of reducing the likelihood of derivative litigation against our directors and may discourage or deter stockholders or management from bringing a lawsuit against our directors for breach of their duty of care, even though the action, if successful, might otherwise have benefited us and our stockholders. At present, there is no litigation or proceeding pending involving any of our directors as to which indemnification is being sought, nor are we aware of any threatened litigation that may result in claims for indemnification by any of our directors.

                                  PROPOSAL TWO
                         RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Our Audit Committee has appointed the independent registered public accounting firm of Swenson Advisors LLP to audit and comment on our financial statements for the year ending December 31, 2007, and to conduct whatever audit functions are deemed necessary. Swenson Advisors LLP audited our financial statements for the year ended December 31, 2006 that were included in our most recent Annual Report on Form 10-K.

     A representative of Swenson Advisors LLP is not expected to be present at the Annual Meeting.

REQUIRED VOTE OF STOCKHOLDERS

     Although a vote of stockholders is not required on this proposal, our Board is asking our stockholders to ratify the appointment of our independent registered public accounting firm. The ratification of the appointment of our independent registered public accounting firm requires the affirmative votes of a majority of the votes of the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote, which shares voting affirmatively must also constitute at least a majority of the voting power required to constitute a quorum.

     In the event that our stockholders do not ratify the appointment of Swenson Advisors LLP as our independent registered public accounting firm, the appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year or thereafter if the Audit Committee believes that such a change would be in our and our stockholders' best interests.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF SWENSON ADVISORS LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007.

                                  OTHER MATTERS

     Our Board knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

                                  AUDIT MATTERS

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following table presents the aggregate fees billed to us for professional audit services rendered by Swenson Advisors LLP for the years ended December 31, 2006 and 2005. We appointed Swenson Advisors LLP as our independent registered public accounting firm on December 12, 2006.

                                    2006         2005
                                 ----------   ----------
     Audit Fees                  $  354,000   $       --
     Audit-Related Fees                  --           --
     Tax Fees                            --           --
     All Other Fees                      --           --
                                 ----------   ----------
         Total                   $  354,000   $       --
                                 ==========   ==========

     The following table presents the aggregate fees billed to us for professional audit services rendered by Singer Lewak Greenbaum & Goldstein LLP, or SLGG, for the years ended December 31, 2006 and 2005. We replaced SLGG as our independent registered public accounting firm on December 12, 2006.

                                    2006         2005
                                 ----------   ----------
     Audit Fees                  $  260,609   $  287,000
     Audit-Related Fees               1,882      136,000
     Tax Fees                        10,714        5,000
     All Other Fees                      --           --
                                 ----------   ----------
         Total                   $  273,205   $  428,000
                                 ==========   ==========

     AUDIT FEES. Consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Forms 10-K, and reviews of our interim consolidated financial statements included in our Quarterly Reports on Forms 10-Q and our Registration Statements on Forms S-1 and S-8, including amendments thereto.

     AUDIT-RELATED FEES. Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under "Audit Fees."

     TAX FEES. Tax Fees consist of fees for professional services for tax compliance activities, including the preparation of federal and state tax returns and related compliance matters.

     ALL OTHER FEES. Consists of amounts billed for services other than those noted above.

     Our Audit Committee has determined that all non-audit services provided by Swenson Advisors LLP and SLGG are and were compatible with maintaining those firm's audit independence.

     Our Audit Committee is responsible for approving all audit, audit-related, tax and other services. The Audit Committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent registered public accounting firm at the beginning of the fiscal year. Non-audit services are reviewed and pre-approved by project at the beginning of the fiscal year. Any additional non-audit services contemplated by us after the beginning of the fiscal year are submitted to the Audit Committee chairman for pre-approval prior to engaging the independent auditor for such services. These interim pre-approvals are reviewed with the full Audit

Committee at its next meeting for ratification. During 2006, all services performed by Swenson Advisors LLP or SLGG were pre-approved by our Audit Committee in accordance with these policies and applicable Securities and Exchange Commission regulations.

CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

     On December 12, 2006, we notified SLGG, the independent registered public accounting firm that was engaged as our principal accountant to audit our consolidated financial statements, that we intended to engage new certifying accountants and thereby were terminating our relationship with SLGG. Our decision to change accountants was approved by our audit committee. The reason for the change was to allow us to engage an alternative firm that we believe has adequate resources to provide us with the auditing and tax services we require on a more cost-effective basis.

     The audit reports of SLGG on our consolidated financial statements and consolidated financial statement schedules as of and for the years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the years ended December 31, 2005 and 2004 and the subsequent interim period through December 12, 2006, there were no disagreements with SLGG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to SLGG's satisfaction, would have caused SLGG to make reference to the subject matter of the disagreement in connection with its opinion.

     During the years ended December 31, 2005 and 2004 and the subsequent interim period through December 12, 2006, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, except as described below.

     o We conducted an evaluation, with the participation of our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures, as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as of December 31, 2005, to ensure that information required to be disclosed by us in the reports filed or submitted by us under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities Exchange Commission's rules and forms, including to ensure that information required to be disclosed by us in the reports filed or submitted by us under the Exchange Act is accumulated and communicated to our management, including our principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

          A material weakness is a control deficiency (within the meaning of the Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 2) or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. Management and SLGG identified the following two material weaknesses which caused management to conclude that, as of December 31, 2005, our disclosure controls and procedures were not effective at the reasonable assurance level:

          1. As a result of our restatement of prior periods' financial statements as of and for the years ended December 31, 2003 and 2002 and for each of the quarterly periods in the years ended December 31, 2003 and 2002, and through the nine months ended

               September 30, 2004, we were unable to meet our requirements to timely file our Form 10-K for the year ended December 31, 2004 and our Form 10-Q for the quarter ended March 31, 2005. Although we were able to timely file our Forms 10-Q for the quarters ended June 30, 2005 and September 30, 2005, and our Form 10-K for the year ended December 31, 2005, management evaluated, in the first quarter of 2006 and as of December 31, 2005, the impact of our inability to timely file periodic reports with the Securities and Exchange Commission on our assessment of our disclosure controls and procedures and concluded, in the first quarter of 2006 and as of December 31, 2005, that the control deficiency that resulted in the inability to timely make these filings represented a material weakness.

          2. We did not maintain a sufficient complement of finance and accounting personnel to handle the matters necessary to timely file our Form 10-K for the year ended December 31, 2004 and our Form 10-Q for the quarter ended March 31, 2005. Although we were able to timely file our Forms 10-Q for the quarters ended June 30, 2005 and September 30, 2005, and our Form 10-K for the year ended December 31, 2005, management evaluated the impact of our lack of sufficient finance and accounting personnel on our assessment of our disclosure controls and procedures and concluded, in the first quarter of 2006 and as of December 31, 2005, that the control deficiency that resulted in our lack of sufficient personnel represented a material weakness.

     o Management and SLGG identified the following material weakness which caused management to conclude that, as of June 30, 2006, our disclosure controls and procedures were not effective at the reasonable assurance level:

          We did not maintain a sufficient complement of finance and accounting personnel to handle the matters necessary to timely file our Form 10-K for the year ended December 31, 2004 and our Form 10-Q for the quarter ended March 31, 2005. In addition, our former Chief Financial Officer resigned in June 2006 and we had not yet located a suitable candidate to fill that position. Although we were able to timely file our Forms 10-Q for the quarters ended June 30, 2005 and September 30, 2005, our Form 10-K for the year ended December 31, 2005 and our Forms 10-Q for the quarters ended March 31, 2006 and June 30, 2006, management evaluated the impact of our lack of sufficient finance and accounting personnel, including the departure of our former Chief Financial Officer in June 2006, on our assessment of our disclosure controls and procedures and concluded, in the third quarter of 2006 and as of June 30, 2006, that the control deficiency that resulted in our lack of sufficient personnel represented a material weakness.

     On December 12, 2006, we engaged Swenson Advisors LLP as our new independent registered public accounting firm. We had not consulted with Swenson Advisors LLP in the past regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v).

     On December 15, 2006, we provided SLGG with a copy of the disclosures we made in response to Item 304(a) of the Securities Act. We requested and received from SLGG a letter addressed to the Securities and Exchange Commission which stated that SLGG agreed with the statements we made in response to Item 304(a).

     THE FOLLOWING AUDIT COMMITTEE REPORT IS NOT CONSIDERED PROXY SOLICITATION MATERIAL AND IS NOT DEEMED FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF OUR PREVIOUS FILINGS MADE UNDER THE SECURITIES ACT OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED ("EXCHANGE ACT") THAT MIGHT INCORPORATE FUTURE FILINGS MADE BY US UNDER THOSE STATUTES, THE AUDIT COMMITTEE REPORT WILL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH PRIOR FILINGS OR INTO ANY FUTURE FILINGS MADE BY US UNDER THOSE STATUTES.

AUDIT COMMITTEE REPORT

     Our Audit Committee discussed with our independent auditors all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." Prior to the inclusion and filing with the Securities and Exchange Commission of the consolidated audited financial statements in the accompanying Annual Report on Form 10-K for the year ended December 31, 2006, the Audit Committee discussed with management and reviewed our consolidated audited financial statements. In addition, our Board obtained from our independent auditors a formal written statement indicating that no relationships existed between the auditors and I/OMagic that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," discerned from discussions with the auditors that no relationships exist that may impact their objectivity and independence, and satisfied itself as to the auditors' independence. Prior to the filing of the Annual Report on Form 10-K with the Securities and Exchange Commission, and based on the review and discussions referenced above, the Audit Committee recommended to our Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006.

                                                Respectfully submitted,
                                                Audit Committee
                                                   Daniel Yao
                                                   Dr. William Ting

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of our common stock as of November 7, 2007, the date of the table, by:

     o each person known by us to own beneficially more than five percent, in the aggregate, of the outstanding shares of our common stock as of the date of the table;

     o    each of our directors;

     o    each of our current executive officers; and

     o    all of our directors and current executive officers as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or investment power with respect to the securities. To our knowledge, except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Shares of common stock underlying derivative securities, if any, that currently are exercisable or convertible or are scheduled to become exercisable or convertible for or into shares of common stock within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group. Percentage of beneficial ownership is based on 4,540,292 shares of common stock outstanding as of the date of the table.

                                                                           AMOUNT AND NATURE
                                                                             OF BENEFICIAL          PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                TITLE OF CLASS          OWNERSHIP           OF CLASS
---------------------------------------                --------------      -----------------       --------
Tony Shahbaz.........................................      Common              2,480,297(2)          53.00%
Steel Su.............................................      Common                595,732(3)          13.06%
Sung Ki Kim..........................................      Common                375,529(4)          8.27%
Daniel Yao...........................................      Common                366,943(5)          8.04%
William Ting.........................................      Common                     --               --
Thomas L. Gruber.....................................      Common                 30,208(6)            *
All directors and executive officers as a group (5
   persons)..........................................      Common              3,473,180(7)          72.98%

---------
*    Less than 1.0%.
(1) Unless otherwise indicated, the address of each person in this table is c/o I/OMagic Corporation, 4 Marconi, Irvine, California 92618. Messrs. Shahbaz and Gruber are executive officers of I/OMagic Corporation. Messrs. Shahbaz, Su, Yao and Ting are directors of I/OMagic Corporation.
(2) Consists of: (i) 493,462 shares of common stock and 139,938 shares of common stock underlying options held individually by Mr. Shahbaz; (ii) 1,240,423 shares of common stock held by Susha, LLC, a California limited liability company, or Susha California; (iii) 566,668 shares of common stock held by Susha, LLC, a Nevada limited liability company, or Susha Nevada; and (iv) 39,806 shares of common stock held by King Eagle Enterprises, Inc., a California corporation. Mr. Shahbaz has sole voting and sole investment power over all of the shares held by Susha California and Susha Nevada. Mr. Shahbaz and Behavior Tech Computer Corp. are equal owners of the membership interests in Susha California and Susha Nevada.

(3) Consists of 406,794 shares of common stock and 22,271 shares of common stock underlying options held individually by Mr. Su, and 166,667 shares of common stock held by Behavior Tech Computer Corp. Mr. Su is the Chief Executive Officer of Behavior Tech Computer Corp. and has sole voting and sole investment power over the shares held by Behavior Tech Computer Corp.
(4) Represents 375,529 shares of common stock held by BTC Korea Co., Ltd., or BTC Korea. Since October 22, 2003, Mr. Kim has served as Chief Executive Officer and President of BTC Korea and has sole voting and sole investment power over the shares held by BTC Korea. The address for Mr. Kim is c/o BTC Korea Co., Ltd., 160-5, Kajwa-Dong Seo-Ku, Incheon City, Korea.
(5) Consists of 26,125 shares of common stock underlying options held individually by Mr. Yao and 340,818 shares of common stock held by Citrine Group Limited, a wholly owned subsidiary of Ritek Corporation. Mr. Yao currently serves as the Chief Strategy Officer of Ritek Corporation. Mr. Yao has sole voting and sole investment power over the shares held by Citrine Group Limited. The address for Mr. Yao is c/o Citrine Group Limited, No. 42, Kuanfu N. Road, 30316 R.O.C., HsinChu Industrial Park, Taiwan.
(6) Represents 30,208 shares of common stock underlying options held individually by Mr. Gruber.
(7)  Includes 218,542 shares of common stock underlying options.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities, or reporting persons, to file initial reports of ownership and reports of changes in ownership of our common stock and other equity securities with the Securities and Exchange Commission. The reporting persons are required by the Securities and Exchange Commission regulations to furnish us with copies of all reports that they file.

     Based solely upon a review of copies of the reports furnished to us during our fiscal year ended December 31, 2006 and thereafter, or any written representations received by us from reporting persons that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our reporting persons during 2006 were complied with.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2006.

                                                  NUMBER OF
                                               SECURITIES TO BE         WEIGHTED-AVERAGE            NUMBER OF
                                           ISSUED UPON EXERCISE OF      EXERCISE PRICE OF      SECURITIES REMAINING
                                                 OUTSTANDING,              OUTSTANDING              AVAILABLE
                                              OPTIONS, WARRANTS         OPTIONS, WARRANTS   FOR FUTURE ISSUANCE UNDER
PLAN CATEGORY                                  OR STOCK RIGHTS             AND RIGHTS       EQUITY COMPENSATION PLANS
-------------                              -----------------------      -----------------   -------------------------
Equity Compensation Plans Approved by
   Security Holders....................            354,050                $      3.13                179,284
Equity Compensation Plans Not Approved
   by Security Holders.................               --                  $        --                   --

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

EXECUTIVE OFFICERS

     The following table sets forth certain information regarding our executive officers as of November 7, 2007:

NAME                  AGE    POSITIONS HELD
----                  ---    --------------
Tony Shahbaz........   45    President, Chief Executive Officer and Secretary

Thomas L. Gruber....   62    Chief Financial Officer and Chief Operating Officer

     TONY SHAHBAZ is a founder of I/OMagic and has served as our Chairman of the Board, President, Chief Executive Officer, Secretary and as a director since September 1993, and as our Chief Financial Officer from September 1993 to October 2002. Prior to founding I/OMagic, Mr. Shahbaz was employed by Western Digital Corporation from September 1986 to March 1993. During his tenure at Western Digital Corporation, Mr. Shahbaz held several positions including Vice President of Worldwide Sales for its Western Digital Paradise division, and Regional Director of Asia Pacific Sales and Marketing Operations.

     THOMAS L. GRUBER joined I/OMagic as our Chief Financial Officer on November 15, 2006. Prior to assuming this position, and from July 2004 through October 2006, Mr. Gruber was a Partner in a private investment group specializing in management and leveraged buyouts. Prior to that time, and from January 2001 to July 2004, Mr. Gruber was President and Chief Financial Officer of nStor Technologies, an American Stock Exchange listed public company that designed, developed and manufactured enterprise storage hardware and software. Mr. Gruber received a BBA degree in Accounting from Ohio University and an MBA from Pepperdine University with a concentration in Management/Marketing.

     Our officers are appointed by and serve at the discretion of our Board. There are no family relationships among our executive officers and directors.

COMPENSATION DISCUSSION AND ANALYSIS

     COMPENSATION PHILOSOPHY AND COMPONENTS

     This section discusses the principles underlying our executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our executive officers and places in perspective the data presented in the tables and narrative that follow.

     Our compensation committee is responsible for reviewing and approving base salaries, bonuses and incentive awards for all executive officers, reviewing and establishing the base salary, bonuses and incentive awards for our Chief Executive Officer, and reviewing, approving and recommending to the board of directors the content, terms and conditions of all employee compensation and benefit plans, or changes to those plans.

     Our compensation philosophy is based upon four central objectives:

     o To provide an executive compensation structure and system that is both competitive in the outside industrial marketplace and also internally equitable based upon the weight and level of responsibilities in the respective executive positions;

     o To attract, retain and motivate qualified executives within this structure, and reward them for outstanding performance-to-objectives and business results through financial and other appropriate management incentives;

     o To align our financial results and the compensation paid to our executive officers with the enhancement of stockholder value; and

     o To structure our compensation policy so that executive officers' compensation is dependent, in one part, on the achievement of its current year business plan objectives, and in another part, on the long-term increase in company net worth and the resultant improvement in stockholder value, and to maintain an appropriate balance between short- and long-range performance objectives over time.

     Our executive officers' compensation currently has three primary components -- base compensation or salary, annual discretionary cash bonuses, and stock option awards granted pursuant to our 2002 and 2003 Stock Option Plans. In addition, we provide our executive officers a variety of benefits that generally are offered to all salaried employees in the geographical location where they are based.

     We view the various components of compensation as related but distinct. Although our compensation committee does review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, and other considerations we deem relevant, such as rewarding extraordinary performance. Our compensation committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and short term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

     BASE COMPENSATION

     Base compensation is targeted to recognize each executive officer's unique value and historical contributions to our success in light of salary norms in our industries and the general marketplace. The criteria for measurement include data available from objective, professionally-conducted market studies, integrated with additional competitive intelligence secured from a range of industry and general market sources. Our compensation committee reviews the base compensation of our Chief Executive Officer, and with our Chief Executive Officer, the base compensation of all other executive officers, periodically to assure that a competitive position is maintained.

     EQUITY COMPENSATION

     We use stock options to reward long-term performance. Our compensation committee and/or our board of directors act as the manager of our option plans and perform functions that include selecting option recipients, determining the timing of option grants and whether options are incentive or non-qualified, and assigning the number of shares subject to each option, fixing the time and manner in which options are exercisable, setting option exercise prices and vesting and expiration dates, and from time to time adopting rules and regulations for carrying out the purposes of our plans. For compensation decisions regarding the grant of equity compensation to executive officers, our compensation committee typically considers recommendations from our Chief Executive Officer.

     We do not have any program, plan or obligation that requires us to grant equity compensation on specified dates. We have not made equity grants in connection with the release or withholding of material non-public information. Historically, options granted to our directors and executive officers have generally had exercise prices above the then trading price of our common stock. Information about outstanding options held by our named executive officers and directors is contained in the "Outstanding Equity Awards at Fiscal Year End" and "Director Compensation" tables.

     CASH BONUSES

     Executive bonuses are used to focus our management on achieving key corporate financial objectives, to motivate certain desired individual behaviors and to reward substantial achievement of these company financial objectives and individual goals. We use cash bonuses to reward performance achievements generally only as to years in which we are substantially profitable, and we use salary as the base amount necessary to match our competitors for executive talent.

     Bonuses, if any, are determined and paid on an annual basis after completion of the bonus year. We paid a total of $39,103 in bonuses to our named executive officers for 2006.

     In the past, our compensation committee has based bonuses for our named executive officers on net income. However, our compensation committee believes a profitable company with little or no growth is not acceptable. Our compensation committee considers the chosen metrics of net income and growth in revenue to be the best indicators of our financial success and creation of stockholder value and expects to design future bonus plans to account for these different metrics.

     Individual performance objectives are determined by the executive officer to whom the potential bonus recipient reports or, in the case of our Chief Executive Officer, by our compensation committee. For example, the basis for Mr. Shahbaz's bonus might include such objectives as developing bank and equity financing, successfully concluding and integrating acquisitions, developing strategic opportunities or developing our executive team.

     Our compensation committee has not considered whether it would attempt to recover bonuses paid based on our financial performance where our financial statements are restated in a downward direction sufficient to reduce the amount of bonus that should have been paid under applicable bonus criteria.

     ACCOUNTING AND TAX TREATMENT

     We account for share-based compensation paid to our employees under the rules of SFAS No. 123R, which requires us to estimate and record an expense over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued. Unless and until we achieve sustained profitability, the availability to us of a tax deduction for compensation expense will not be material to our financial position. We structure cash bonus compensation so that it is taxable to our executives at the time it becomes available to them. We currently intend that all cash compensation paid will be tax deductible for us. However, with respect to equity compensation awards, while any gain recognized by employees from nonqualified options should be deductible, to the extent that an option constitutes an incentive stock option, gain recognized by the optionee will not be deductible if there is no disqualifying disposition by the optionee. In addition, if we grant restricted stock or restricted stock unit awards that are not subject to performance vesting, they may not be fully deductible by us at the time the award is otherwise taxable to the employee.

     OTHER BENEFITS

     We also maintain other executive benefits that we consider necessary in order to offer fully competitive opportunities to our executive officers. These include, without limitation, 401(k) retirement savings plans, car allowances and employment agreements. The compensation committee continues to monitor and evaluate our executive compensation system and its application throughout our organization to assure that it continues to reflect our compensation philosophy and objectives.

     Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability, and accidental death and dismemberment insurance, in each case on the same basis as other employees.

     THE FOLLOWING COMPENSATION COMMITTEE REPORT IS NOT CONSIDERED PROXY SOLICITATION MATERIAL AND IS NOT DEEMED FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF OUR PREVIOUS FILINGS MADE UNDER THE SECURITIES ACT OR UNDER THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS MADE BY US UNDER THOSE STATUTES, THE COMPENSATION COMMITTEE REPORT WILL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH PRIOR FILINGS OR INTO ANY FUTURE FILINGS MADE BY US UNDER THOSE STATUTES.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management, and based on that review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K for the year ended December 31, 2006.

                                        Respectfully submitted,

                                        Compensation Committee
                                           Daniel Yao
                                           Dr. William Ting

SUMMARY COMPENSATION TABLE

     The following table sets forth summary information concerning the compensation of our principal executive officer, our current chief operating officer and principal financial officer, and our former principal financial officer (collectively, the "named executive officers"), for all services rendered in all capacities to us for the year ended December 31, 2006.

                                                                                  NON-EQUITY
                                                                     OPTION     INCENTIVE PLAN      ALL OTHER
            NAME AND                         SALARY      BONUS       AWARDS      COMPENSATION     COMPENSATION       TOTAL
       PRINCIPLE POSITION          YEAR        ($)        ($)        ($)(1)          ($)             ($)(2)           ($)
-------------------------------  --------  ---------   ---------   ----------   --------------   --------------   -----------
Tony Shahbaz
   President, Chief Executive
   Officer and Secretary           2006    $ 198,500    $     --   $   66,192    $  39,103(3)       $     --(4)    $ 303,795
Thomas L. Gruber(5)
   Chief Financial Officer and
   Chief Operating Officer         2006       20,274          --       12,824           --                --          33,098
Steve Gillings(6)
   Former Chief Financial          2006
   Officer                                    49,521          --           --           --                --          49,521

---------------
(1) The amounts shown are the compensation costs recognized in our financial statements for 2006 related to grants of stock options to certain named executive officers in prior years, to the extent we recognized compensation cost in 2006 for such awards in accordance with the provisions of SFAS No. 123R. For a discussion of valuation assumptions used in the SFAS No. 123R calculations, see Notes 6 and 7 of Notes to Consolidated Financial Statements included elsewhere in this report. The options were issued under our 2002 and 2003 Stock Option Plans. Information regarding the vesting schedule for Messrs. Shahbaz and Gruber is included in the footnotes to the "Outstanding Equity Awards at Fiscal Year-End" table below.
(2) The value of perquisites and other personal benefits was less than $10,000 in aggregate for each executive other than Mr. Shahbaz.
(3) Represents compensation under Mr. Shahbaz's Employment Agreement based on our quarterly net income. See "Employment Agreement--Tony Shahbaz" below.
(4) Mr. Shahbaz is entitled to an automobile allowance in the amount of $1,200 per month under his Employment Agreement. However, in lieu of this allowance, Mr. Shahbaz used until December 2006 an automobile we purchased in August 2005 for $84,597. In December 2006, we traded this automobile in against another automobile that Mr. Shahbaz uses. We purchased the second automobile for $68,034, not including the trade-in value of the first vehicle.
(5) Mr. Gruber became an employee on November 2, 2006 and became our Chief Financial Officer effective November 15, 2006.
(6) Mr. Gillings resigned and his employment terminated effective June 14, 2006.

   EMPLOYMENT AGREEMENT

     TONY SHAHBAZ

     On October 15, 2002, we entered into an employment agreement with Tony Shahbaz. Under the terms of the employment agreement, which were retroactively effective as of January 1, 2002, Mr. Shahbaz serves as our President and Chief Executive Officer and is entitled to receive an initial annual salary of $198,500 and is eligible to receive quarterly bonuses equal to 7% of our quarterly net income. Mr. Shahbaz is also entitled to a monthly car allowance equal to $1,200. The employment agreement terminates on October 15, 2007; however, it is subject to automatic renewal. Under the terms of the employment agreement, if Mr. Shahbaz is terminated for cause, he is entitled to receive four times his annual salary and any and all warrants and options granted to him shall be extended an additional seven years from date of termination and upon termination without cause, he is entitled to receive his remaining salary and other benefits for the remaining term of the employment agreement. Mr. Shahbaz's employment agreement further provides that the agreement shall not be terminated without the prior written consent of Mr. Shahbaz in the event of a merger, transfer of assets, or dissolution of I/OMagic, and that the rights, benefits, and obligations under the employment agreement shall be assigned to the surviving or resulting corporation or the transferee of our assets.

GRANTS OF PLAN-BASED AWARDS

     The following table sets forth summary information regarding all grants of plan-based awards made to our named executive officers during the year ended December 31, 2006. As of the end of 2006, none of the named executive officers held any performance-based equity or non-equity incentive awards.

                                                     ALL OTHER OPTION
                                                    AWARDS: NUMBER OF     GRANT DATE FAIR VALUE
                                                  SECURITIES UNDERLYING    OF STOCK AND OPTION
               NAME              GRANT DATE           OPTIONS (#)(1)          AWARDS($)(2)
---------------------------  ------------------   ---------------------   ---------------------

Tony Shahbaz                         --                     --                $    --

Thomas L. Gruber              November 2, 2006            50,000                 32,135

Steve Gillings                       --                     --                     --

--------------
(1) The stock awards reported in the above table represent shares of stock granted under our 2003 Stock Option Plan. Mr. Gruber's grant vested immediately as to 25,000 shares and vests in 48 equal monthly installments commencing on December 2, 2006.
(2) The dollar value of the options shown represents the grant date fair value estimated using the Black-Scholes option pricing model to determine grant date fair value, in accordance with the provisions of SFAS No. 123R. For a discussion of valuation assumptions used in the SFAS No. 123R calculations, see Note 17 of Notes to Consolidated Financial Statements included elsewhere in this report. The actual value, if any, that an executive may realize on each option will depend on the excess of the stock price over the exercise price on the date the option is exercised and the shares underlying such option are sold. There is no assurance that the actual value realized by an executive will be at or near the value estimated by the Black-Scholes model.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The following table sets forth information about outstanding equity awards held by our named executive officers as of December 31, 2006.

                                                OPTION AWARDS
                        --------------------------------------------------------

                           NUMBER         NUMBER
                             OF             OF
                         SECURITIES     SECURITIES
                         UNDERLYING     UNDERLYING
                        UNEXERCISED     UNEXERCISED       OPTION
                          OPTIONS         OPTIONS        EXERCISE       OPTION
                            (#)             (#)           PRICE       EXPIRATION
        NAME            EXERCISABLE    UNEXERCISABLE       ($)           DATE
---------------------   -----------    -------------   -----------    ----------
Tony Shahbaz             57,032(1)        1,968(1)     $    3.85      03/09/2009
                         71,093(2)       33,907(2)          2.75      07/14/2010
Thomas L. Gruber         25,521(3)       24,479(3)          4.00      11/02/2011
Steve Gillings             --               --               --            --

-------------
(1) The option vested as to 40% of the underlying shares immediately with the balance vesting in equal amounts in each of the 36 months following the March 9, 2004 grant date.
(2) The option vested as to 50% of the underlying shares immediately with the balance vesting in equal amounts in each of the 48 months following the July 14, 2005 grant date.
(3) The option vested as to 50% of the underlying shares immediately with the balance vesting in equal amounts in each of the 48 months following the November 2, 2006 grant date.

OPTION EXERCISES AND STOCK VESTED

     None of the named executive officers acquired shares through the exercise of options and no stock grants vested during the year ended December 31, 2006.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

     EMPLOYMENT AGREEMENT. We have entered into an agreement with a named executive officer that provides certain benefits upon the termination of his employment under certain prescribed circumstances. The agreement is described above under "Employment Agreement--Tony Shahbaz."

CALCULATION OF POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

     In accordance with the rules of the Securities and Exchange Commission, the following table presents our estimate of the benefits payable to the named executive officers under our 2002 and 2003 Stock Option Plans and their employment agreements, if any, assuming that (i) for Mr. Shahbaz, (A) a change in control occurred on December 29, 2006, the last business day of 2006 and none of his equity awards were assumed by the successor corporation, (B) a qualifying termination occurred on December 29, 2006, which is a termination by us without "cause," (C) a non-qualifying termination occurred on December 29, 2006, which is a termination by us for "cause," or (D) an other termination occurred on December 29, 2006, which is a termination by executive voluntarily or by us upon the executive's death or disability; and (ii) for Mr. Gruber, (A) a change in control occurred on December 29, 2006 and his equity award was not assumed by the successor corporation, or (B) any termination occurred on December 29, 2006. Mr. Gillings resigned and his employment terminated effective June 14, 2006.

                                                                                      VALUE OF
                                                          SALARY      CONTINUATION      OPTION          TOTAL
        NAME                      TRIGGER                AND BONUS    OF BENEFITS   ACCELERATION(1)    VALUE(2)
----------------------  ----------------------------  -------------  -------------  ---------------  -----------
Tony Shahbaz                 Change in Control          $      --     $      --       $       --      $      --
                          Qualifying Termination          157,146(3)     22,429(4)            --        179,575
                        Non-Qualifying Termination        794,000(5)         --               --        794,000
                             Other Termination                 --            --               --             --

Thomas L. Gruber             Change in Control                 --            --               --             --
                              Any Termination                  --            --               --             --

-------------
(1) Represents the aggregate value of the accelerated vesting of the executive officer's unvested stock options and restricted stock grants. The amounts shown as the value of the accelerated stock options and restricted stock grants in connection with a change in control without a qualifying termination are based solely on the intrinsic value of the options as of December 29, 2006. This value was calculated by multiplying (a) the difference between the fair market value of our common stock on December 29, 2006, which was $1.96, and the applicable exercise price by (b) the assumed number of option shares vesting on an accelerated basis on December 29, 2006.
(2) Excludes the value to the executive of the continuing right to indemnification and continuing coverage under our directors' and officers' liability insurance, if applicable.
(3) Represents 9.5 months additional salary through the end of the term of executive's employment agreement based on executive's salary in 2006.
(4) Represents the aggregate value of the continuation of certain employee benefits through the end of the term of executive's employment agreement based on the cost of executive's employee benefits in 2006.
(5) Represents four times executive's salary based on executive's salary in 2006.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of our board of directors has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   POLICIES AND PROCEDURES FOR APPROVAL OF RELATED PARTY TRANSACTIONS

     Our board of directors has the responsibility to review and discuss with management and approve interested transactions with related parties. During this process, the material facts as to the related party's interest in a transaction are disclosed to all board members or an applicable committee. Our board of directors is to review each interested transaction with a related party that requires approval and either approve or disapprove of the entry into the interested transaction. An interested transaction is any transaction in which we are a participant and any related party has or will have a direct or indirect interest. Transactions that are in the ordinary course of business and would not require disclosure pursuant to Item 404(a) of Regulation S-K or approval of the board or an independent committee of the board would not be deemed interested transactions. Our board of directors has determined that all of its directors are "independent" as defined in NASD Marketplace Rule 4200(a)(15), except for
(i) Tony Shahbaz, who serves full-time as our President, Chief Executive Officer and Secretary, and (ii) Steel Su, who is the Chief Executive Officer of BTC, an entity with which we conduct significant business; BTC USA, its affiliates and Mr. Su also have beneficial ownership in or are otherwise affiliated with the following affiliates of BTC and BTC USA: BTC Korea Co., Ltd., Behavior Tech Computer (BVI) Corp., BTC Taiwan, Susha, LLC, a Nevada limited liability company, and Susha, LLC, a California limited liability company, each of which is also a stockholder of our company. No director may participate in any approval of an interested transaction with respect to which he or she is a related party. Our board intends to approve only those related party transactions that are in the best interests of I/OMagic and our stockholders.

     Other than as described below or elsewhere in this report, since January 1, 2006 there has not been a transaction or series of related transactions to which I/OMagic was or is a party involving an amount in excess of $120,000 and in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. None of the below transactions were separately approved by our Board as they occurred prior to our adoption of our policies and procedures for approval of related party transactions.

     MISCELLANEOUS

     We are or have been a party to employment and compensation arrangements with related parties, as more particularly described above. We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Nevada law.

     LUNG HWA ELECTRONICS AND BTC USA

     On June 6, 2005, we entered into a new trade credit facility with Lung Hwa Electronics that replaced our previous $10.0 million trade credit facility. Under the terms of the new facility, Lung Hwa Electronics has agreed to purchase and manufacture inventory on our behalf. We can purchase an aggregate of up to $15.0 million of inventory manufactured by Lung Hwa Electronics or manufactured by third parties, in which case we use Lung Hwa Electronics as an international purchasing office. For inventory manufactured by third parties and purchased through Lung Hwa Electronics, the payment terms are 120 days following the date of invoice by Lung Hwa Electronics. Lung Hwa Electronics charges us a 5% handling fee on a supplier's unit price. A 2% discount of the handling fee is applied if we reach an average running monthly purchasing volume of $750,000. Returns made by us, which are agreed to by a supplier, result in a credit to us for the handling charge. For inventory manufactured by Lung Hwa Electronics, the payment terms are 90 days following the date of invoice by Lung Hwa Electronics. We are to pay Lung Hwa Electronics, within one week of the purchase order, 10% of the purchase price on any purchase orders issued to Lung Hwa Electronics as a down-payment for the order. The trade credit facility has an initial term of one year after which the facility will continue indefinitely if not terminated at the end of the initial term. At the end of the initial term and at any time thereafter, either party has the right to terminate the facility upon 30 days' prior written notice to the other party. The agreement containing the terms of the new trade credit facility was amended and restated on July 21, 2005 to provide that the new facility would be retroactive to April 29, 2005.

     As of December 31, 2006, we owed Lung Hwa Electronics $7.6 million in trade payables. During 2006, we purchased $22.2 million of inventory from Lung Hwa Electronics.

     We believe that many of the terms available to us under our trade credit facility with Lung Hwa Electronics are advantageous as compared to terms available from unrelated third parties. For example, Lung Hwa Electronics extends us 120 day payment terms. We believe that the best payment terms that we could likely obtain from unrelated third parties would be 60-day payment terms; however, payment in advance or within 30 days is more customary. Also, Lung Hwa Electronics charges us a 5% handling fee on a supplier's unit price, but applies a 2% discount of the handling fee, so that the net handling fee is 3%, if we reach an average running monthly purchasing volume of $750,000. In addition, under our trade credit facility with Lung Hwa Electronics, the level of collateral security provided by us to Lung Hwa Electronics was initially $15 million, and is currently only 10% of each product order, for a $15.0 million trade credit facility. We believe that the payment terms, handling fee and the level of security required are all substantially better terms that we could obtain from unrelated third parties. In fact, we believe that our trade credit facility is likely unique and could not be replaced through a relationship with an unrelated third party.

     Our relationship and our trade credit facility with Lung Hwa Electronics enables us to acquire products from manufacturers who we believe are some of the largest electronics manufacturers in the world. We buy products through Lung Hwa Electronics by using Lung Hwa Electronics' size and purchasing power as a source of credit strength. If we were to acquire these products directly from the manufacturers, we would likely be required to send payment in advance of shipment of those products. Due to our relatively small size, we would likely be unable to qualify for extended payment terms of even 30 days. Accordingly, we believe that our relationship and trade credit facility with Lung Hwa Electronics is likely unique, could not be replaced through a relationship with an unrelated third party and is important in enabling us to secure certain products that we sell.

     In February 2003, we entered into a Warehouse Services and Bailment Agreement with BTC USA, an affiliate of several of our stockholders, namely BTC, BTC Korea Co., Ltd., Behavior Tech Computer (BVI) Corp. and BTC Taiwan, as well as an affiliate of one of our principal subcontract manufacturers, namely Behavior Tech Computer Corp. Under the terms of the agreement, BTC USA has agreed to supply and store at our warehouse up to $10.0 million of inventory on a consignment basis. We are responsible for insuring the consigned inventory, storing the consigned inventory for no charge; and furnishing BTC USA with weekly statements indicating all products received and sold and the current level of consigned inventory. The agreement also provides us with a trade line of credit of up to $10.0 million with payment terms of net 60 days, without interest. The agreement may be terminated by either party upon 60 days' prior written notice to the other party. As of December 31, 2006, we owed BTC USA $0.3 million under this arrangement. During 2006, we purchased $1.2 million of inventory from BTC USA. Steel Su, a director of I/OMagic, is the Chief Executive Officer of BTC. BTC USA, its affiliates and Mr. Su also have beneficial ownership in or are otherwise affiliated with the following affiliates of BTC and BTC USA: BTC Korea Co., Ltd., Behavior Tech Computer (BVI) Corp., BTC Taiwan, Susha, LLC, a Nevada limited liability company, and Susha, LLC, a California limited liability company, each of which is also a stockholder of our company. Mr. Shahbaz, our Chief Executive Officer, President, Secretary and a Director, also has beneficial ownership in, and sole voting control of, Susha, LLC, a Nevada limited liability company, and Susha, LLC, a California limited liability company. See "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters" above.

     We believe that many of the terms available to us under our Warehouse Services and Bailment Agreement with BTC USA are advantageous as compared to terms available from unrelated third parties. For example, this Agreement allows us to store up to $10.0 million of consigned inventory at our warehouse, without obligation to pay BTC USA for the inventory until 60 days after we take title to the inventory. We believe that it is unlikely that unrelated third parties would permit this consignment arrangement and that we would instead be subject to standard payment terms, the best of which would likely be 60-day payment terms; however, either payment in advance or within 30 days is more customary. Our $10.0 million line of credit with 60 days payment terms without interest may also permit terms better than we could obtain from unrelated third parties. The best payment terms under a line of credit with a unrelated third party subcontract manufacturer or supplier would likely be 60 day payment terms; however, payment in advance or within 30 days is more customary.

     Our relationships with Lung Hwa Electronics and BTC USA provide us with numerous advantages. We believe that both entities are significant suppliers within their industries and have substantial manufacturing and product development capabilities and resources. The advantageous terms we are able to obtain from them allow us to utilize more capital resources for other aspects of our business and to remain competitive with larger, more established companies. In addition, we are better able to manage our cash flow as a result of our significant trade line of credit with Lung Hwa Electronics and our consignment arrangement with BTC USA. We believe that these advantageous terms contribute positively to our results of operations.

     In the past, equity investments by Lung Hwa Electronics and BTC USA, or its affiliates, have enabled us to obtain inventory with little or no cash expenditures, which we believe has helped us establish, maintain and grow our business. We believe that our relationships with these related parties has in the past benefited our business and contributed positively to our historical results of operations.

                                OTHER INFORMATION

STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, proposals by stockholders that are intended for inclusion in our Proxy Statement and proxy card and to be presented at our next annual meeting must be received by us no later than 120 calendar days in advance of the one-year anniversary of the date of this Proxy Statement in order to be considered for inclusion in our proxy materials relating to the next annual meeting. Such proposals shall be addressed to our corporate Secretary at our corporate headquarters and may be included in next year's annual meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

     Proposals by stockholders that are not intended for inclusion in our proxy materials may be made by any stockholder who timely and completely complies with the notice procedures contained in our bylaws, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law. However, stockholder nominations of persons for election to our Board at a special meeting may only be made if our Board has determined that directors are to be elected at the special meeting.

     To be timely, a stockholder's notice regarding a proposal not intended for inclusion in our proxy materials must be delivered to our secretary at our corporate headquarters not later than:

     o In the case of an annual meeting, the close of business on the 45th day before the first anniversary of the date on which we first mailed our proxy materials for the prior year's annual meeting of stockholders. However, if the date of the meeting has changed more than 30 days from the date of the prior year's meeting, then in order for the stockholder's notice to be timely it must be delivered to our corporate Secretary a reasonable time before we mail our proxy materials for the current year's meeting. For purposes of the preceding sentence, a "reasonable time" coincides with any adjusted deadline we publicly announce.

     o In the case of a special meeting, the close of business on the 7th day following the day on which we first publicly announce the date of the special meeting.

     Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth in our bylaws and summarized above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.

AVAILABLE INFORMATION

     We are subject to the informational requirements of the Exchange Act. In accordance with the Exchange Act, we file reports, Proxy Statements and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Our common stock trades on the OTC Bulletin Board under the symbol "IOMG."

ANNUAL REPORT

     A copy of our Annual Report for the year ended December 31, 2006 accompanies this Proxy Statement. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part of our proxy solicitation materials.

     Copies of our Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2006 will be furnished by first class mail, without charge to any person from whom the accompanying proxy is solicited upon written or oral request to I/OMagic Corporation, 4 Marconi Drive, Irvine, California 92618,
Attention: Investor Relations, telephone (949) 707-4800. If exhibit copies are requested, a copying charge of $0.20 per page applies. In addition, all of our public filings, including our Annual Report, can be found free of charge on the website of the Securities and Exchange Commission at http://www.sec.gov.

     ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                  PROXY FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

                              I/OMAGIC CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of I/OMagic Corporation (the "Company") hereby constitutes and appoints Tony Shahbaz, with the power to appoint his substitute, as attorney and proxy to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 2007 Annual Meeting of stockholders of the Company to be held at 10:00 a.m., local time, on December 21, 2007 at I/OMagic's corporate offices at 4 Marconi, Irvine, California 92618, and at any adjournment or adjournments thereof, upon the below proposals. The Company's Board of Directors recommends a vote "FOR" each of the following proposals:

1. To elect four directors to serve on the Company's Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified, as follows:

          [ ] FOR all nominees listed below,    [ ] WITHHOLD AUTHORITY to vote
              except as marked to the contrary      for all nominees listed
              below                                 below

          (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list provided below.)

                   Tony Shahbaz
                   Steel Su
                   Daniel Yao
                   Dr. William Ting

2. To ratify the appointment of Swenson Advisors LLP as the Company's independent registered public accounting firm for the year ending December 31, 2007.

          [ ] FOR approval       [ ] AGAINST approval       [ ] ABSTAIN

3. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

     Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        DATED:________________________________


                                        ______________________________________
                                        (Signature of Stockholder(s))



                                        ______________________________________
                                        (Print Name(s) Here)


                                        [ ] PLEASE CHECK IF YOU ARE PLANNING
                                            TO ATTEND THE ANNUAL MEETING.

                                                                      APPENDIX A


                              AMENDED AND RESTATED
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                              I/OMAGIC CORPORATION


PURPOSE AND SCOPE

     The primary function of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of I/OMagic Corporation (the "Company") is to (a) assist the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Company to the Securities and Exchange Commission ("SEC"), the Company's shareholders or to the general public, and
(ii) the Company's internal financial and accounting controls, (b) oversee the appointment, compensation, retention and oversight of the work performed by any independent public accountants engaged by the Company and (c) recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of the Company's financial condition and results of operations.

COMPOSITION

     The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the independence, audit committee composition requirements promulgated by the SEC, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a "Regulatory Body" and collectively, the "Regulatory Bodies"), as in effect from time to time, and each member of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     At the time of his or her appointment to the Committee, each member of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Further, at least one member of the Committee shall qualify as an "audit committee financial expert" as such term is defined by Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended.

     The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Committee shall carry out the following specific activities:

     A.   DOCUMENT REVIEW

               1. Review and reassess the adequacy of this Charter periodically as conditions dictate, but at least annually, and recommend any proposed changes to the Board of Directors for approval.

               2. Review with representatives of management and representatives of the independent accounting firm the Company's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Company's annual report on Form 10-K. The Committee shall also review the Company's quarterly financial statements prior to their inclusion in the Company's quarterly SEC filings on Form 10-Q.

               3. Take steps designed to insure that the independent accounting firm reviews the Company's interim financial statements prior to their inclusion in the Company's quarterly reports on Form 10-Q.

     B.   INDEPENDENT ACCOUNTING FIRM

               1. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or related work. The Committee shall have the ultimate authority and responsibility to appoint, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

               2. Resolve any disagreements between management and the independent accounting firm as to financial reporting matters.

               3. Instruct the independent accounting firm that it should report directly to the Committee on matters pertaining to the work performed during its engagement and on matters required by applicable Regulatory Body rules and regulations.

               4. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Company consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.

               5. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards 61, as it may be modified or supplemented.

               6. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit and consider whether or not to approve the auditing services proposed to be provided.

               7. Evaluate the performance of the independent accounting firm and consider the discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board of Directors and the Committee.

               8. Consider in advance whether or not to approve any non-audit services to be performed by the independent accounting firm required to be approved by the Committee pursuant to the rules and regulations of any applicable Regulatory Body.

               9. The Committee shall have the authority to oversee and determine the compensation of any independent accounting firm engaged by the Company.

               10. Ensure the rotation of the audit partners as required by
          Section 10A(j) of the Securities Exchange Act of 1934, as amended, and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

               11. Recommend to the Board of Directors policies for the Company's hiring of employees or former employees of the independent auditor consistent with Section 10A(l) of the Securities Exchange Act of 1934, as amended.

     C.   FINANCIAL REPORTING PROCESSES

               1. In consultation with the independent accounting firm and management, review annually the adequacy of the Company's internal financial and accounting controls.

               2. Review disclosures made to the Committee by the Company's Chief Executive Officer and chief financial officer in connection with their certifications of the Company's reports on Form 10-K and Form 10-Q, including disclosures concerning (a) evaluations of the design and operation of the Company's internal financial and accounting controls, (b) any significant deficiencies discovered in the design and operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data, and (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such disclosures indicate the finding of any significant deficiencies in internal controls or fraud.

               3. Regularly review the Company's critical accounting policies and accounting estimates resulting from the application of these policies and inquire at least annually of both the Company's internal auditors and the independent accounting firm as to whether either has any concerns relative to the quality or aggressiveness of management's accounting policies.

     D.   COMPLIANCE

               1. Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934, as amended, has not been implicated.

               2. Obtain reports from management and the independent auditor that the Company and its subsidiaries and affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics.

               3. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel, independent accounting consultants and/or other experts at the Company's expense to review any matter under its responsibility.

               4. Establish written procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

               5. Investigate any allegations that any officer or director of the Company, or any other person acting under the direction of any such person, took any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Company for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board of Directors appropriate disciplinary action.

               6. Discuss with the Company's general counsel matters that may have a material impact on the financial statements or the compliance policies.

               7. Review and approve in advance any proposed related party transactions.

     D.   REPORTING

               1. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Company's annual proxy statement for each annual meeting of stockholders.

               2. To the extent required by any Regulatory Body, instruct the Company's management to disclose in its Form 10-K and Form 10-Q's the approval by the Committee of any nonaudit services performed by the independent accounting firm, and review the substance of any such disclosure.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                                                                      APPENDIX B


                      CHARTER OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                              I/OMAGIC CORPORATION

PURPOSE

     The purpose of the Compensation Committee of I/O Magic Corporation (the "Company") established pursuant to this charter is to (i) act as Administrator of the Company's various Stock Option Plans (collectively, the "Plans") as described in each of the Plans, (ii) review forms of compensation to be provided to the officers and employees of the Company, including stock compensation,
(iii) grant options to purchase common stock of the Company to employees and executive officers of the Company and (iv) review and make recommendations to the Board of Directors regarding all forms of compensation to be provided to the directors of the Company, including stock compensation. The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.

MEMBERSHIP

     The Compensation Committee shall consist of a minimum of two (2) "non-employee directors" of the Company as such term is defined in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the Compensation Committee will be outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The members of the Compensation Committee are appointed by and serve at the discretion of the Board of Directors.

RESPONSIBILITIES

     The responsibilities of the Compensation Committee are set forth below:

     o The Compensation Committee shall review and make recommendations to the Board of Directors regarding the compensation policy for executive officers and directors of the Company, and such other officers of the Company as directed by the Board of Directors.
     o The Compensation Committee shall review and approve the Company's compensation policy regarding all forms of compensation (including, to the extent relevant, all "plan" compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the officers and employees of the Company.
     o The Compensation Committee shall review recommendations from the Chief Executive Officer of the Company regarding all forms of compensation (including, to the extent relevant, all "plan" compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the non-employee directors of the Company.
     o The Compensation Committee shall review and make recommendations to the Board of Directors regarding general compensation goals and guidelines for the Company's employees and officers and the criteria by which bonuses to the Company's employees and officers are determined.

     o The Compensation Committee shall review recommendations from the Chief Executive Officer of the Company regarding all bonus and stock compensation to all employees of the Company.
     o The Compensation Committee shall act as Administrator (as described in each of the Plans) of the Plans within the authority delegated by the Board of Directors. In its administration of the Plans, the Compensation Committee may, (i) grant stock options to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") in compliance with Rule 16b-3 thereunder) and (ii) amend such stock options.
     o The Compensation Committee shall review and make recommendations to the Board of Directors with respect to amendments to the Plans and changes in the number of shares reserved for issuance thereunder.
     o The Compensation Committee shall review and make recommendations to the Board of Directors regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company.
     o The Compensation Committee shall prepare a report (to be included in the Company's proxy statement) that describes: (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based; (b) the relationship of such compensation to the Company's performance; and (c) the Compensation Committee's executive compensation policies applicable to executive officers.
     o The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed charges to the Board of Directors for approval.

MEETINGS

     It is anticipated that the Compensation Committee will meet at least twice each year. However, the Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance. At a minimum of one of such meetings annually, the Compensation Committee will consider stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation package.

MINUTES

     The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS

     The Compensation Committee will provide written reports to the Board of Directors of the Company regarding recommendations of the Compensation Committee submitted to the Board of Directors for action, and copies of the written minutes of its meetings.

                                                                      APPENDIX C

                                 CHARTER OF THE
                              NOMINATING COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                              I/OMAGIC CORPORATION

PURPOSE

     The purpose of the Nominating Committee of the Board of Directors of I/OMagic Corporation (the "Company") is to ensure that the Board of Directors is properly constituted to meet its fiduciary obligations to stockholders and the Company and that the Company has and follows appropriate governance standards. To carry out this purpose, the Nominating Committee shall: (1) assist the Board of Directors by identifying prospective director nominees and to recommend to the Board of Director nominees for the next annual meeting of stockholders; (2) develop and recommend to the Board of Directors the governance principles applicable to the Company; (3) oversee the evaluation of the Board of Directors and management; and (4) recommend to the Board of Directors nominees for each committee.

Committee Membership and Organization
     o The Nominating Committee shall be comprised of no fewer than three (3) members.
     o The members of the Nominating Committee shall meet the independence requirements of the National Association of Securities Dealers.
     o The members of the Nominating Committee shall be appointed and replaced by the Board of Directors.

Committee Responsibilities and Authority
     o Evaluate the current composition, organization and governance of the Board of Directors and its committees, determine future requirements and make recommendations to the Board of Directors for approval.
     o Determine on an annual basis desired Board of Director qualifications, expertise and characteristics and conduct searches for potential Board of Director members with corresponding attributes. Evaluate and propose nominees for election to the Board of Directors. In performing these tasks the Nominating Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates.
     o Oversee the Board of Directors performance evaluation process including conducting surveys of director observations, suggestions and preferences.
     o    Form and delegate authority to subcommittees when appropriate.
     o Evaluate and make recommendations to the Board of Directors concerning the appointment of directors to Board of Directors committees, the selection of Board of Directors committee chairs, and proposal of the Board of Directors slate for election.
     o    Consider shareholder nominees for election to the Board of Directors.
     o Evaluate and recommend termination of membership of individual directors in accordance with the Board of Director's governance principles, for cause or for other appropriate reasons.
     o Conduct an annual review on succession planning, report its findings and recommendations to the Board of Directors, and work with the Board of Directors in evaluating potential successors to executive management positions.
     o Coordinate and approve Board of Directors and committee meeting schedules.
     o    Make regular reports to the Board of Directors.

     o Review and re-examine this Charter annually and make recommendations to the Board Directors for any proposed changes.
     o    Annually review and evaluate its own performance.
     o In performing its responsibilities, the Nominating Committee shall have the authority to obtain advice, reports or opinions from internal or external counsel and expert advisors.


                                       C-2